UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): June 18, 2010

BankUnited Financial Corporation

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-13921	650377773
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Development Specialists

200 South Biscayne Boulevard, Suite 1818

Miami, Florida 33131

(Address of principal executive office)

Registrant’s telephone number, including area code (305) 374-2717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On June 18, 2010, BankUnited Financial Corporation, a Florida corporation, together with its subsidiaries BankUnited Financial Services, Inc. and CRE America Corporation (collectively, the “Company”), filed its monthly operating report for the period from May 1, 2010 through May 31, 2010 (the “May Monthly Operating Report”) with the United States Bankruptcy Court for the Southern District of Florida.

Before reading the May Monthly Operating Report or the summary thereof which is attached hereto, we strongly urge you to read the Summary Cautionary Statement Regarding the May Monthly Operating Report below.

A summary of the May Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This summary of the May Monthly Operating Report is not complete and is qualified in its entirety by the full text of the May Monthly Operating Report. The full text of the May Monthly Operating Report is available via the PACER system of the United States Bankruptcy Court for the Southern District of Florida and may also be available via the homepage of the Official Committee of Unsecured Creditors at http://dm.epiq11.com/BUN.

Summary Cautionary Statement Regarding May Monthly Operating Report

The May Monthly Operating Report contains financial information that has not been audited or reviewed by independent registered accountants, is not presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. The information contained in the May Monthly Operating Report has been prepared in accordance with applicable law under Chapter 11 of Title 11 of the United States Code and is not to be used for investment purposes. There can be no assurance that the May Monthly Operating Report is complete. The Company may amend or otherwise change the information contained in the May Monthly Operating Report at a future date. Results set forth in the May Monthly Operating Report should not be viewed as indicative of future results.

The May Monthly Operating Report should under no circumstances be relied upon or viewed as a substitute, supplement or replacement for financial information that is filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

The above cautionary statement is a summary of the disclaimer included in the May Monthly Operating Report and is qualified in its entirety by reference to the May Monthly Operating Report incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being furnished herewith:

Exhibit No.	Description

99.1	Debtor’s Summary Consolidated Standard Monthly Operating Report for the period from May 1, 2010 to May 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKUNITED FINANCIAL CORPORATION

Date: June 24, 2010	By:	/s/ Joseph J. Luzinski
Name: Joseph J. Luzinski
Title: Chief Restructuring Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Debtor’s Summary Consolidated Standard Monthly Operating Report for the period from May 1, 2010 to May 31, 2010.

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